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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report - July 8, 2003
                        ---------------------------------
                        (Date of earliest event reported)



                               OWOSSO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Pennsylvania                                0-25066                                23-2756709
-------------------------------               ----------------------            ---------------------------------
(State or other jurisdiction of               Commission file number             (IRS Employer Identification No.)
incorporation or organization)


         22543 Fisher Road
           PO Box 6660
      Watertown, New York                            13601
----------------------------------------           ---------
(Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (315) 782 5910




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OWOSSO CORPORATION
FORM 8-K
--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                          Page

Item 5.           Other Events                                              3

Item 7.           Financial Statements and Exhibits                         3






                                       1
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Item 5.           Other Events.

                  On July 8, 2003 registrant issued a press release announcing its delisting from the Nasdaq SmallCap Market. A copy of the press release is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits:

                       99.1   Press release dated July 8, 2003




                                       2
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                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 OWOSSO CORPORATION



  Date: July 8, 2003                             By:  George B. Lemmon Jr.
                                                    --------------------------
                                                      George B. Lemmon Jr.
                                                      Chairman, President and
                                                      Chief Executive Officer






                                       3

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                                  Exhibit Index



Exhibit No.                                 Description
-------------                               --------------

99.1                                Press release dated July 8, 2003.





                                       4